UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 3

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2008

OMNIMMUNE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-145507	26-3128407
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4600 Post Oak Place, Suite 352, Houston, Texas 77027
(Address of Principal Executive Offices) (Zip Code)

(713) 622-8400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant's Certifying Accountant.

On August 11, 2008, our Board of Directors dismissed Schumacher & Associates, Inc. (“Schumacher”) as our independent accountants.  Schumacher had previously been engaged as the principal accountant to audit our financial statements.  The reason for the dismissal of Schumacher is that, following the consummation of the Merger on August 7, 2008, (i) the former stockholders of Omnimmune Corp. owned a majority of the outstanding shares of our common stock and (ii) our primary business unit became the business previously conducted by Omnimmune Corp.  The independent registered public accountant of Omnimmune Corp. was the firm of Bernstein & Pinchuk LLP (“B&P”).  We believe that it is in our best current interest to have B&P continue to work with our business, and our Board of Directors therefore retained B&P as our new independent registered public accounting firm on August 11, 2008.  B&P is located at 7 Penn Plaza, Suite 830, New York, NY 10001.

Schumacher only reported on our financial statements for the most recent fiscal year.  The previous report of Schumacher on our financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.  Such report did contain an explanatory paragraph regarding  our ability to continue as a going concern.

During our most recent fiscal year and through the date of dismissal on August 11, 2008, there were no disagreements with Schumacher on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Schumacher, would have caused it to make reference to the matter in connection with its reports.

We had made the contents of the previously furnished Currents Reports on Form 8-K and Form 8-K/A, dated August 12, 2008 and August 21, 2008, respectively, available to Schumacher and requested it to furnish a letter addressed to the SEC as to whether Schumacher agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information.  A copy of such letter is filed as Exhibit 16.1 to this amended current report.

The appointment of B&P as our new independent registered public accounting firm was approved by the Board of Directors on August 11, 2008.  During our most recent fiscal year and the subsequent interim periods through August 11, 2008, we did not consult B&P regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01                      Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.                      Description

16.1	Letter from Schumacher & Associates, Inc. to the Securities and Exchange Commission dated August 19, 2008.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNIMMUNE HOLDINGS, INC.

Date: September 5, 2008	By:	/s/ Harris A. Lichtenstein
Harris A. Lichtenstein, Ph.D.
President and Chief Executive Officer